                   OPPENHEIMER LIMITED-TERM GOVERNMENT FUND
                  Supplement dated September 22, 2004 to the
                      Prospectus dated November 21, 2003

This  Prospectus  Supplement  is in  addition  to the July 6, 2004  Prospectus
Supplement.

1.    The following  new section  should be added to the end of section of the
   Prospectus   captioned  "ABOUT  THE  FUND  -  HOW  THE  FUND  IS  MANAGED,"
   immediately  following the paragraph  titled  "Advisory Fees" on page 14 of the Prospectus:

      PENDING  LITIGATION.  Three  law suits  have  been  filed as putative  derivative  and class  actions  against the Fund's investment Manager,  Distributor and Transfer Agent, some of the Oppenheimer funds,  including the Fund, and directors or trustees of some of those  funds,  excluding  the Fund.  The complaints  allege that the Manager  charged  excessive fees for distribution and other costs,  improperly used assets of the funds in the form of directed brokerage  commissions and
      12b-1 fees to pay  brokers to promote  sales of  Oppenheimer funds,  and  failed  to  properly  disclose  the use of fund
      assets  to  make  those   payments  in   violation   of  the
      Investment  Company Act and the  Investment  Advisers Act of
      1940.  The  complaints  further  allege  that by  permitting
      and/or   participating  in  those  actions,   the  defendant
      directors   breached   their   fiduciary   duties   to  fund
      shareholders  under the Investment Company Act and at common law.  Those  law  suits  were  filed  on  August  31,  2004,
      September 3, 2004, and September 14, 2004, respectively,  in the U. S.  District  Court for the Southern  District of New
      York.  The  complaints  seek  unspecified  compensatory  and
      punitive  damages,   rescission  of  the  funds'  investment
      advisory agreements,  an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The Manager and the Distributor  believe the claims asserted in these  law  suits to be  without  merit,  and  intend  to
      defend   the  suits   vigorously.   The   Manager   and  the
      Distributor  do not  believe  that the  pending  actions are likely to have a material  adverse  effect on the Fund or on
      their  ability  to  perform  their   respective   investment
      advisory or distribution agreements with the Fund.

September 22, 2004                                                PS0855.037